UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 22, 2003




                            FIRSTFED FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)



         Delaware                  1-9566                95-4087449
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,       90401-1490
  (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000

ITEM 7.           Financial Statements and Exhibits


        (a)     Financial Statements

                Not Applicable.

        (b)     Pro Forma Financial Information

                Not Applicable.

        (c)     Exhibits:

                99. Press Release dated October 22, 2003, regarding results for the third quarter of 2003.

ITEM 12.        Results of Operations and Financial Condition

On October 22, 2003, the registrant, FirstFed Financial Corp., issued a press release. A copy of this press release is attached and incorporated herein as
Exhibit 99.

                               S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            FIRSTFED FINANCIAL CORP.



Dated: October 22, 2003                  By:  /s/ Douglas J. Goddard
                                              ----------------------
                                                  Douglas J. Goddard
                                                  Chief Financial Officer

                                   Exhibit 99

             FIRSTFED REPORTS RESULTS FOR THE THIRD QUARTER OF 2003

     Santa Monica, California, October 22, 2003 -- FirstFed Financial Corp. (NYSE-FED), parent company of First Federal Bank of California, today announced net earnings of $18.2 million or $1.04 per diluted common share for the third quarter of 2003 compared to net earnings of $16.2 million or $0.92 per diluted common share for the third quarter of 2002. Net earnings for the first nine months of 2003 were $49.3 million or $2.84 per diluted common share compared to $40.9 million or $2.32 per diluted common share for the first nine months of 2002.

     A change in California tax law during 2002 eliminated the bad debt reserve method for California tax purposes. At that time, the amount of the Bank's bad debt reserve was under review by the California Franchise Tax Board and the outcome of that review could not be reasonably estimated. The Bank now estimates that the outcome of the review will be favorable and has recorded in the third quarter and first nine months of 2003 a reduction in tax expense of approximately $1.6 million, or $0.09 per diluted share, net of federal income tax expense.

     Net earnings for the third quarter and first nine months of 2003 also include a $1.5 million gain resulting from a revised estimate of the Bank's repurchase liability for loans sold with recourse. The Bank revised its estimate of repurchase liability because its portfolio of loans sold with recourse has been experiencing greater payoffs and better credit performance than previously estimated. After tax, quarterly and year-to-date earnings were increased by $870 thousand or $0.05 per diluted common share during 2003 due to this item.

     The interest rate spread increased to 3.17% and 3.26%, respectively, for the third quarter and first nine months of 2003 compared to 2.95% and 2.83%, respectively, for the third quarter and first nine months of 2002. The cost of interest-bearing liabilities decreased more quickly than the yield on interest-earning assets. As a result, net interest income for the third quarter of 2003 increased by $3.1 million or 9% over the third quarter of 2002. Net interest income for the first nine months of 2003 increased by $10.7 million or 11% over the first nine months of 2002.

     Net earnings for the third quarter and first nine months of 2003 were also favorably impacted by increased loan fee income and reductions in other operating expenses compared to the prior year. Loan fees increased during the third quarter and first nine months of 2003 compared to the same periods last year due primarily to higher levels of prepayment fees as borrowers continued to refinance into lower rate loans. Other operating expense decreased during the third quarter and first nine months of 2003 compared to the same periods last year as a result of reductions in legal and advertising expenses. Advertising expenses have been delayed due to development of new marketing programs.

     Allowances for loan losses (including general valuation allowances and valuation allowances for impaired loans) totaled $75.7 million or 1.81% of gross loans at September 30, 2003 compared to $75.7 million or 1.96% at December 31, 2002 and $75.7 million or 1.94% at September 30, 2002. Non-performing assets were 0.12% of total assets as of September 30, 2003 compared to 0.17% as of December 31, 2002 and 0.11% as of September 30, 2002.

     The Company did not record a provision for loan losses during the first nine months of 2003 or for any period during 2002. The Company recorded no loan charge-offs or recoveries for the third quarter of 2003 and had net loan recoveries of $25 thousand during the first nine months of 2003. For the comparable periods last year, the Company recorded net loan charge-offs of $271 thousand and net loan recoveries of $900 thousand during the third quarter and first nine months of 2002, respectively.

     During the first nine months of 2003, the Company repurchased 33,800 shares of common stock at an average market price of $28.53 per share. During 2002, the Company repurchased 353,000 shares of common stock at an average market price of $25.02 per share. There remain 1,348,677 shares eligible for repurchase under the Company's stock repurchase program as of October 21, 2003.

     As of September 30, 2003, the Company had assets totaling $4.5 billion and consolidated stockholders' equity of $420.3 million. First Federal Bank of California operates 29 full-service retail banking offices and 4 loan production offices in Southern California.

     This news release contains certain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to various factors, many of which are beyond the Company's control, which could cause actual results to differ materially from such statements. Such factors include, but are not limited to, the general business environment, interest rate fluctuations that may affect operating margin, the California real estate market, branch openings, competitive conditions in the business and geographic areas in which the Company conducts its business and regulatory actions. In addition, these forward-looking statements are subject to assumptions as to future business strategies and decisions that are subject to change. The Company makes no guarantees or promises regarding future results and assumes no responsibility to update such forward-looking statements.

         Contact: Douglas Goddard, Executive Vice President
                  (310) 319-6014


                          KEY FINANCIAL RESULTS FOLLOW

                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                    (Dollars in thousands, except share data)
                                   (Unaudited)

                                                                 September 30,              December 31,           September 30,
                                                                       2003                    2002                    2002
                                                                -------------------      -----------------     ------------------

ASSETS

Cash and cash equivalents                                      $             62,144     $           45,199      $          43,122
Investment securities, available-for-sale (at fair value)                    63,559                103,055                109,858
Mortgage-backed securities, available-for-sale (at fair
  value)                                                                    151,130                200,585                218,424
Loans receivable, held-for-sale (fair value of $1,517,
  $2,300 and $2,861)                                                          1,515                  2,293                  2,848
Loans receivable, net                                                     4,106,131              3,766,942              3,804,495
Accrued interest and dividends receivable                                    17,205                 17,752                 18,567
Real estate, net                                                                 --                    347                    506
Office properties and equipment, net                                         10,418                 10,342                 10,461
Investment in Federal Home Loan Bank (FHLB) stock, at cost                   80,243                 78,728                 79,666
Other assets                                                                 32,782                 28,486                 29,335
                                                                  ------------------    -------------------    -------------------
                                                               $          4,525,127     $        4,253,729      $       4,317,282
                                                                  ==================    ===================    ===================


LIABILITIES

Deposits                                                       $          2,504,692     $        2,527,026      $       2,508,768
FHLB advances                                                             1,429,000              1,167,000              1,247,000
Securities sold under agreements to repurchase                              129,220                155,273                166,567
Accrued expenses and other liabilities                                       41,917                 32,789                 36,163
                                                                  ------------------    -------------------    -------------------
                                                                          4,104,829              3,882,088              3,958,498
                                                                  ------------------    -------------------    -------------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock, par value $.01 per share;
  authorized 100,000,000 shares; issued 23,509,436,
  23,395,202 and 23,390,742 shares; outstanding
  17,011,740, 16,931,306 and 17,046,446 shares                                  235                    234                    234
Additional paid-in capital                                                   37,113                 35,680                 34,797
Retained earnings - substantially restricted                                468,199                418,885                404,594
Unreleased shares to employee stock ownership plan                             (561)                  (597)                (1,748)
Treasury stock, at cost, 6,497,696, 6,463,896 and 6,344,296
  shares                                                                    (85,727)               (84,762)               (81,684)
Accumulated other comprehensive earnings, net of taxes                        1,039                  2,201                  2,591
                                                                  ------------------    -------------------    -------------------
                                                                            420,298                371,641                358,784
                                                                  ------------------    -------------------    -------------------
                                                               $          4,525,127     $        4,253,729      $       4,317,282
                                                                  ==================    ===================    ===================

                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY
        CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE EARNINGS
                  (Dollars in thousands, except per share data)
                                   (Unaudited)


                                                                Three months ended                       Nine months ended
                                                                   September 30,                            September 30,
                                                       -------------------------------------   --------------------------------
                                                             2003                 2002             2003                2002
                                                       ----------------     ----------------   ---------------     ------------
Interest income:
     Interest on loans                                 $        55,774      $        59,941     $      169,725     $    185,605
     Interest on mortgage-backed securities                      1,221                2,026              4,277            7,263
     Interest and dividends on investments                       1,349                2,774              4,593            8,573
                                                       ----------------     ----------------    ---------------    -------------
        Total interest income                                   58,344               64,741            178,595          201,441
                                                       ----------------     ----------------    ---------------    -------------
Interest expense:
     Interest on deposits                                        9,179               14,645             30,433           47,642
     Interest on borrowings                                     12,635               16,667             37,055           53,401
                                                       ----------------     ----------------    ---------------     ------------
        Total interest expense                                  21,814               31,312             67,488          101,043
                                                       ----------------     ----------------    ---------------     ------------
Net interest income                                             36,530               33,429            111,107          100,398
Provision for loan losses                                           --                   --                 --               --
                                                       ----------------     ----------------    ---------------     ------------
Net interest income after provision for loan losses             36,530               33,429            111,107          100,398
                                                       ----------------     ----------------    ---------------     ------------
Non-interest income:
     Loan servicing and other fees                               2,492                1,172              5,613            3,062
     Retail office fees                                          1,366                1,173              3,663            3,348
     Gain on sale of loans                                       1,689                6,195              2,382            6,564
     Real estate operations, net                                   (49)                 (60)               315              133
     Other operating income                                         92                  231                358              797
                                                       ----------------     ----------------    ---------------     ------------
        Total non-interest income                                5,590                8,711             12,331           13,904
                                                       ----------------     ----------------    ---------------     ------------
Non-interest expense:
     Salaries and employee benefits                              7,997                8,008             25,026           24,475
     Occupancy                                                   2,087                2,249              6,057            6,399
     Amortization of core deposit intangible                       499                  499              1,495            1,464
     Other expense                                               2,939                3,351              8,489           11,313
                                                       ----------------     ----------------    ---------------     ------------
        Total non-interest expense                              13,522               14,107             41,067           43,651
                                                       ----------------     ----------------    ---------------     ------------
Earnings before income taxes                                    28,598               28,033             82,371           70,651
Income tax provision                                            10,395               11,807             33,057           29,770
                                                       ----------------     ----------------    ---------------     ------------
Net earnings                                          $         18,203      $        16,226     $       49,314      $    40,881
                                                       ================     ================    ===============     ============
Other comprehensive earnings (loss), net of taxes                 (817)                (145)            (1,162)            (400)
                                                       ----------------     ----------------    ---------------     ------------
Comprehensive earnings                                $         17,386      $        16,081     $       48,152      $    40,481
                                                       ================     ================    ===============     ============
Earnings per share:
     Basic                                            $           1.07      $          0.94     $         2.91      $      2.37
                                                       ================     ================    ===============     ============
     Diluted                                          $           1.04      $          0.92     $         2.84      $      2.32
                                                       ================     ================    ===============     ============
Weighted average shares outstanding:
     Basic                                                  16,994,566           17,257,643         16,967,043       17,258,970
                                                       ================     ================    ===============     ============
     Diluted                                                17,432,285           17,555,150         17,359,014       17,602,324
                                                       ================     ================    ===============     ============

                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY

                              KEY FINANCIAL RESULTS

                                                                                   Quarter ended September 30,
                                                                                      2003                   2002
                                                                               -----------------         --------------
                                                                             (Dollars in thousands, except per share data)
      End of period:
           Total assets                                                     $          4,525,127      $      4,317,282
           Cash and securities                                              $            125,703      $        152,980
           Mortgage-backed securities                                       $            151,130      $        218,424
           Loans                                                            $          4,107,646      $      3,807,343
           Core deposit intangible asset                                    $              7,827      $          9,813
           Deposits                                                         $          2,504,692      $      2,508,768
           Borrowings                                                       $          1,558,220      $      1,413,567
           Stockholders' equity                                             $            420,298      $        358,784
           Book value per share                                             $              24.71      $          21.05
           Tangible book value per share                                    $              24.25      $          20.47
           Stock price (period-end)                                         $              39.50      $          25.75
           Total loan servicing portfolio                                   $          4,336,771      $      4,189,654
           Loans serviced for others                                        $            151,634      $        213,701
           % of Adjustable mortgages                                                       75.50 %               70.57 %

      Other data:
           Employees (full-time equivalent)                                                  558                   515
           Branches                                                                           29                    29
           Loan Offices                                                                        4                     4

      Asset quality:
           Real estate (foreclosed)                                         $                 --      $            477
           Non-accrual loans                                                $              5,236      $          4,470
           Non-performing assets                                            $              5,236      $          4,947
           Non-performing assets to total assets                                            0.12 %                0.11 %
           General valuation allowance (GVA)                                $             75,248      $         73,515
           Allowances for impaired loans                                                     496                 2,154
                                                                                -----------------       ---------------
           Allowances for loan losses                                       $             75,744      $         75,669
           Allowances for loan losses as a percent of gross loans
             receivable                                                                     1.81 %                1.94 %
           Loans sold with recourse                                         $             94,325      $        115,115
           GVA for loans sold with recourse                                 $              5,400      $          6,900
           GVA to loans sold with recourse                                                  5.72 %                5.99 %
           Modified loans (not impaired)                                    $              2,502      $          2,479
           Impaired loans, net                                              $              2,820      $          3,043
           Allowance for impaired loans                                     $                496      $          2,154

      Capital ratios:
           Tangible capital ratio                                                           8.70 %                8.00 %
           Core capital ratio                                                               8.70                  8.00
           Risk-based capital ratio                                                        15.57                 14.63
           Net worth to assets ratio                                                        9.29                  8.31

                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY

                        KEY FINANCIAL RESULTS (continued)

                                                        Three months ended September 30,          Nine months ended September 30,
                                                    ---------------------------------------     ----------------------------------
                                                          2003                   2002                  2003                2002
                                                    ----------------      -----------------     ----------------    ---------------
                                                                                (Dollars in thousands)

Selected ratios:
   Expense ratios:
       Efficiency ratio                                       33.44%                39.05%                33.92%             40.38%
       Expense-to-average assets ratio                         1.20                  1.26                  1.24               1.27
   Return on average assets                                    1.62                  1.45                  1.49               1.19
   Return on average equity                                   17.70                 18.88                 16.63              16.14

Yields earned and rates paid:
   Average yield on loans and mortgage-backed
     securities                                                5.39%                 6.09%                 5.61%              6.22%
   Average yield on investment portfolio (1)                   1.58                  4.36                  2.32               3.60
   Average yield on all interest-earning assets
     (1)                                                       5.28                  6.03                  5.51               6.11
   Average rate paid on deposits                               1.46                  2.30                  1.63               2.53
   Average rate paid on borrowings (2)                         3.12                  4.42                  3.29               4.50
   Average rate paid on all interest-bearing
     liabilities                                               2.11                  3.08                  2.25               3.28
   Interest rate spread                                        3.17                  2.95                  3.26               2.83
   Effective net spread                                        3.31                  3.12                  3.40               3.00

Average balances:
   Average loans and mortgage-backed securities
                                                      $   4,229,335        $    4,067,612        $    4,137,904    $     4,135,266
   Average investments  (3)                                 124,522               152,573               123,176            180,418
                                                      --------------        --------------         -------------      -------------
   Average interest-earning assets  (3)                   4,353,857             4,220,185             4,261,080          4,315,684
                                                      --------------        --------------         -------------      -------------
   Average deposits                                       2,489,811             2,521,587             2,502,758          2,520,321
   Average borrowings                                     1,586,806             1,461,129             1,500,810          1,574,076
                                                      --------------        --------------         -------------      -------------
   Average interest-bearing liabilities                   4,076,617             3,982,716             4,003,568          4,094,397
                                                      --------------        --------------         -------------      -------------
   Excess of interest-earning assets over
     interest-bearing liabilities                    $      277,240        $      237,469         $     257,512     $      221,287
                                                      ==============        ==============         =============      =============

Loan originations and purchases                      $      568,650        $      283,495         $   1,615,724       $    871,059



(1) Excludes FHLB stock dividends and other miscellaneous items.
(2) Excludes accrued interest on tax assessment.
(3) Excludes FHLB stock.